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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 16, 1996


                         GEORGE MASON BANKSHARES, INC.
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               (Exact Name of Registrant as Specified in Charter)


Virginia                          0-13833               54-1303470
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(State or other          (Commission File Number)       IRS Employer
Jurisdiction of                                         Identification No.)
Incorporation)


        11185 Main Street, Fairfax, VA                                 22030
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 (Address of Principal Executive Offices)                            (Zip Code)


 Registrant's telephone number, including area code: (703) 352-1100



                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

         Attached to this Report on Form 8-K as Exhibit 20, and incorporated herein by reference, is a Press Release of George Mason Bankshares, Inc. issued on July 16, 1996, announcing earnings for the second quarter and first half of 1996 (each ending June 30, 1996), the first periods including the effectiveness (on May 17, 1996) of the merger of Palmer National Bancorp, Inc. into Mason Holding Corporation, a wholly owned subsidiary of George Mason Bankshares, Inc.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (c) Exhibits (listed according to the number assigned in Item 601 of Regulation S-K).


Exhibit No.                            Description
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    20                      Press Release dated July 16, 1996





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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               GEORGE MASON BANKSHARES, INC.


July 25, 1996                                  By:  /S/ JAMES J. CONSAGRA, JR.
                                                    ---------------------
                                                        James J. Consagra, Jr.
                                                        Treasurer





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                                 EXHIBIT INDEX



Exhibit                   Description
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 20              Press Release dated July 16, 1996